[GRAPHIC]
                                                Annual Report September 30, 2000

Oppenheimer
Limited-Term Government Fund





                                                  [LOGO] OppenheimerFunds(R)
                                                         The Right Way to Invest

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

                                At various points during the reporting period, we adjusted our allocations among Treasuries and mortgages in response to changing market conditions. Because mortgages continued to offer significantly more yield than Treasuries, we continued to emphasize these securities in the portfolio.


     CONTENTS

 1   President's Letter

 3   An Interview with Your Fund's
     Managers

 6   Fund Performance

12   Financial Statements

30   Independent Auditors' Report

31   Federal Income Tax
     Information

32   Officers and Trustees

Average Annual Total Returns*

For the 1-Year Period
Ended 9/30/00

Class A
Without              With
Sales Chg.           Sales Chg.
-------------------------------
5.33%                1.64%

Class B
Without              With
Sales Chg.           Sales Chg.
-------------------------------
4.64%                0.68%

Class C
Without              With
Sales Chg.           Sales Chg.
-------------------------------
4.65%                3.66%

Class Y
-------------------------------
5.71

                   *See Notes on page 10 for further details.

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[GRAPHIC]

James C. Swain
Chairman
Oppenheimer
Limited-Term
Government Fund

Bridget A. Macaskill
President
Oppenheimer
Limited-Term
Government Fund

Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have

1   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ James C. Swain                       /s/  Bridget A. Macaskill

James C. Swain                           Bridget A. Macaskill
October 20, 2000




These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

2   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[GRAPHIC]

Portfolio Management
Team (l to r)
John Kowalik
Leslie Falconio
Gina Palmieri


Q. How did the Fund perform during the past fiscal year?

A. We are pleased to report that, for the one-year period that ended September 30, 2000, Oppenheimer Limited-Term Government Fund delivered an average annual total return, without sales charges, of 5.33% for Class A shares./1/ We attribute much of the Fund's solid performance during the past year to our active management of the portfolio's allocations among Treasury and non-Treasury securities in response to market conditions over the past 12 months.

What key events characterized the bond market over the reporting period?

The most significant event in the fixed income markets during the past year, in our opinion, was the Federal budget surplus. This has enabled the Treasury Department to buy back a sizable portion of its long-term debt, namely, 30-year Treasury bonds. In addition, the Treasury cut the number of its annual auctions of these securities from four to two. Overall, these actions are helping to reduce the amount of the federal government's outstanding debt. The markets reacted to this decrease in the supply of longer Treasuries and, as a result, 30-year Treasuries rallied. The Treasury's decisions, coupled with the Federal Reserve's (the Fed's) numerous interest rate hikes, contributed to a notable occurrence: an inversion of the Treasury yield curve. This is an unusual situation in which short- and intermediate-term Treasuries yield more than long-term Treasuries.

     Another key factor that we believe had an effect on the Fund was the current wide yield in spreads, or difference, between Treasury and non-Treasury securities. Because Oppenheimer Limited-Term Government Fund continues to invest primarily in both Treasury and non-Treasury securities, we believe these were the most relevant factors affecting performance during the reporting period.

1. See page 10 for further details.

3   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Average Annual Total Returns

For the Periods Ended 9/30/00 /2/

Class A

1-Year   5-Year   10-Year
--------------------------
 1.64%    5.03%    6.55%


Class B

                 Since
1-Year   5-Year  Inception
--------------------------
 0.68%    4.83%    4.83%


Class C

                 Since
1-Year   5-Year  Inception
--------------------------
 3.66%   4.99%    5.38%


Class Y

                 Since
1-Year   5-Year  Inception
--------------------------
 5.71%    N/A     5.30%


--------------------------


Standardized Yields/3/

For the 30-Days Ended 9/30/00

Class A             5.82%
--------------------------
Class B             5.27%
--------------------------
Class C             5.27%
--------------------------
Class Y             6.27%


How did you manage the portfolio in light of these conditions?

In response to these market events, we continually adjusted the portfolio's allocations to both Treasuries and non-Treasury "spread products," such as mortgage-backed securities.

    This is consistent with our strategy of appropriately adjusting our mix of Treasury and mortgage-backed securities as the market changes. In the fourth quarter of 1999, for example, we increased our position in mortgage-backed securities, which generally provide a considerable yield advantage over Treasuries without substantial volatility. Traditionally, this asset class has generally contributed positively to the Fund's performance.

    We maintained this position until the beginning of this year, when it became evident that the government surplus and Treasury buybacks were significantly affecting longer term Treasury bonds. At that point, we departed from our typical target mix of 55% mortgages and 45% Treasuries, and began to cut back on spread products. This allowed us to purchase more Treasuries, which had not yet begun to rally. In June, we became more confident about a soft landing for the economy and moved slowly back to our traditional allocation, maintaining a neutral emphasis on mortgages.

What other strategic decisions did you make during the remainder of the fiscal year?

Although the economy is still growing at a healthy pace, there presently are indications of some slowing. Accordingly, we took advantage of the relatively quiet markets to reposition the Fund's exposure to the intermediate part of the yield curve, toward the end of the reporting period. Securities in this part of the yield curve will generally perform better than longer maturity issues in weaker economic climates.



2. See page 10 for further details.

3. Standardized yield is based on net investment income for the 30-day period ended September 30, 2000. Falling share prices will tend to artificially raise yields.


4   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Credit Allocation/4/

[PIE CHART]

 . Gov't Agency      48.5%
 . Treasury          44.1
 . AAA                0.8
 . Other              6.6


What is your outlook for the months ahead?

For the economy at large, we do not expect the Fed to implement many more--if any--increases in short-term interest rates. If we do see another rate hike, we might react by slightly extending the average portfolio maturity, or perhaps by increasing our exposure to spread product--namely, mortgage-backed issues. Once the Fed is finished raising rates, we expect the Treasury yield curve to steepen once again. We do expect a soft landing for the economy this year, particularly since inflation seems to remain in check while economic growth seems to running at a healthy, yet moderate, pace. Based on this outlook, we continue to favor mortgage-related securities, such as collateralized mortgage obligations (CMOs). We will likely continue to maintain a larger than usual allocation to these non-Treasury securities, and will seek opportunities to add yield when appropriate. This disciplined strategy, we believe, is what helps make Oppenheimer Limited-Term Government Fund part of The Right Way to Invest.

Top Five Holdings by Issuer/4/
-----------------------------------------------------------------------
U.S. Treasury                                                    45.3%
-----------------------------------------------------------------------
Federal National Mortgage Assn.                                  25.1
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                 16.7
-----------------------------------------------------------------------
Repurchase Agreement                                              6.6
-----------------------------------------------------------------------
Government National Mortgage Assn.                                6.3





4. Portfolio data is subject to change. Percentages are as of September 30, 2000, and is subject to change, and is dollar-weighted based on total market value of investments. The Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.


5   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

Management's discussion of performance. During the first few months of the fiscal year that ended September 30, 2000, Oppenheimer Limited-Term Government emphasized mortgage-related securities, primarily to take advantage of the attractive yields these issues offered over Treasury securities. However, in response to key market events that directly affected the fixed income markets, the portfolio management team actively adjusted the portfolio's allocations at various times throughout the rest of the fiscal year. The Federal Reserve (the
Fed) continued to raise short-term interest rates, and longer term Treasury bonds decreased in supply and consequently appreciated in price. To address these events, the management team began to reduce the portfolio's positions in non-Treasury securities and to purchase long-term Treasuries. This decision benefited the Fund's performance, because long-term Treasuries rallied through the first half of 2000. The Fed began to slacken its series of interest rate hikes by June and July, as it seemed to have achieved its objective of keeping inflation low. In response, the portfolio's management positioned the portfolio in anticipation of an expected soft landing for the economy. Mortgage-related securities, particularly collateralized mortgage obligations, provided the Fund with the bulk of its good performance for the fiscal year. The management team expects to continue to emphasize these non-Treasury securities, due to the favorable yield advantage they continue to offer over Treasuries. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is


6   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on February 1, 1995. In the case of Class Y shares, performance is measured from the inception of the Class on January 26, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. This index is widely used to measure the performance of the U.S. Government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.

7   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

               Oppenheimer
              Limited-Term          Lehman Brothers        Lehman Brothers
             Government Fund        U.S. Government      1-3 Year Government
               (Class A)              Bond Index                Bond
               ---------              ----------                ----

9/30/90          9,650                  10,000                 10,000
12/31/90        10,111                  10,549                 10,329
3/31/91         10,375                  10,778                 10,564
6/30/91         10,547                  10,923                 10,768
9/30/91         11,068                  11,546                 11,126
12/31/91        11,686                  12,165                 11,534
3/31/92         11,432                  11,952                 11,550
6/30/92         11,892                  12,425                 11,881
9/30/92         12,161                  13,039                 12,229
12/31/92        12,202                  13,044                 12,255
3/31/93         12,546                  13,634                 12,520
6/30/93         12,872                  14,028                 12,659
9/30/93         13,086                  14,484                 12,833
12/31/93        13,154                  14,434                 12,914
3/31/94         13,197                  14,000                 12,851
6/30/94         13,091                  13,840                 12,852
9/30/94         13,183                  13,899                 12,980
12/31/94        13,217                  13,947                 12,981
3/31/95         13,712                  14,604                 13,412
6/30/95         13,998                  15,509                 13,837
9/30/95         14,242                  15,784                 14,043
12/31/95        14,595                  16,505                 14,388
3/31/96         14,640                  16,132                 14,443
6/30/96         14,759                  16,209                 14,595
9/30/96         15,030                  16,482                 14,839
12/31/96        15,308                  16,963                 15,119
3/31/97         15,456                  16,825                 15,216
6/30/97         15,851                  17,408                 15,554
9/30/97         16,176                  17,992                 15,859
12/31/97        16,474                  18,589                 16,125
3/31/98         16,694                  18,869                 16,356
6/30/98         16,913                  19,367                 16,608
9/30/98         17,421                  20,438                 17,116
12/31/98        17,607                  20,421                 17,248
3/31/99         17,716                  20,129                 17,353
6/30/99         17,739                  19,957                 17,446
9/30/99         17,906                  20,090                 17,663
12/31/99        18,004                  19,964                 17,761
3/31/00         18,191                  20,633                 17,985
6/30/00         18,476                  20,956                 18,293
9/30/00         18,859                  21,533                 18,696

Average Annual Total Return of Class A Shares of the Fund at 9/30/00 /1/
1-Year 1.64%   5-Year 5.03%   10-Year 6.55%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

              Oppenheimer
             Limited-Term         Lehman Brothers       Lehman Brothers
            Government Fund       U.S. Government     1-3 Year Government
               (Class B)            Bond Index               Bond
               ---------            ----------               ----

5/3/93          10,000                10,000                10,000
6/30/93         10,131                10,211                10,050
9/30/93         10,282                10,542                10,188
12/31/93        10,315                10,507                10,253
3/31/94         10,327                10,191                10,203
6/30/94         10,221                10,074                10,203
9/30/94         10,265                10,117                10,305
12/31/94        10,275                10,152                10,306
3/31/95         10,630                10,630                10,648
6/30/95         10,824                11,289                10,985
9/30/95         11,002                11,489                11,149
12/31/95        11,253                12,014                11,423
3/31/96         11,267                11,743                11,466
6/30/96         11,337                11,798                11,587
9/30/96         11,523                11,997                11,780
12/31/96        11,714                12,347                12,003
3/31/97         11,806                12,247                12,080
6/30/97         12,085                12,671                12,348
9/30/97         12,310                13,096                12,591
12/31/97        12,514                13,531                12,802
3/31/98         12,658                13,735                12,985
6/30/98         12,800                14,097                13,186
9/30/98         13,159                14,876                13,589
12/31/98        13,275                14,864                13,693
3/31/99         13,332                14,652                13,777
6/30/99         13,341                14,527                13,851
9/30/99         13,466                14,623                14,023
12/31/99        13,540                14,532                14,100
3/31/00         13,680                15,018                14,279
6/30/00         13,895                15,254                14,523
9/30/00         14,183                15,674                14,843

Average Annual Total Return of Class B Shares of the Fund at 9/30/00 /1/
1-Year 0.68%   5-Year 4.83%   Life 4.83%



1. See page 10 for further details.


8   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

                Oppenheimer
                Limited-Term        Lehman Brothers       Lehman Brothers
                 Government         U.S. Government     1-3 Year Government
               Fund (Class C)        Bond Index                Bond
               --------------        ----------                ----

2/1/95             10,000              10,000                 10,000
3/31/95            10,197              10,279                 10,193
6/30/95            10,389              10,917                 10,516
9/30/95            10,547              11,110                 10,673
12/31/95           10,786              11,618                 10,935
3/31/96            10,798              11,355                 10,977
6/30/96            10,865              11,409                 11,092
9/30/96            11,044              11,601                 11,277
12/31/96           11,216              11,940                 11,491
3/31/97            11,315              11,843                 11,565
6/30/97            11,583              12,253                 11,821
9/30/97            11,798              12,664                 12,053
12/31/97           11,983              13,085                 12,255
3/31/98            12,121              13,282                 12,431
6/30/98            12,257              13,632                 12,623
9/30/98            12,601              14,386                 13,009
12/31/98           12,724              14,374                 13,109
3/31/99            12,767              14,169                 13,188
6/30/99            12,760              14,048                 13,259
9/30/99            12,855              14,141                 13,424
12/31/99           12,902              14,053                 13,498
3/31/2000          13,011              14,523                 13,669
6/30/2000          13,190              14,751                 13,903
9/30/2000          13,453              15,157                 14,209

Average Annual Total Return of Class C Shares of the Fund at 9/30/00 /1/
1-Year 3.66%    5-Year 4.99%    Life 5.38%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

                Oppenheimer
               Limited-Term        Lehman Brothers      Lehman Brothers
              Government Fund      U.S. Government    1-3 Year Government
                 (Class Y)           Bond Index              Bond
                 ---------           ----------              ----

1/26/98            10,000             10,000                10,000
3/31/98            10,075             10,001                10,048
6/30/98            10,215             10,265                10,202
9/30/98            10,530             10,832                10,515
12/31/98           10,651             10,823                10,595
3/31/99            10,728             10,669                10,660
6/30/99            10,752             10,578                10,717
9/30/99            10,862             10,648                10,850
12/31/99           10,932             10,581                10,910
3/31/2000          11,056             10,936                11,048
6/30/2000          11,240             11,107                11,237
9/30/2000          11,482             11,413                11,485

Average Annual Total Return of Class Y Shares of the Fund at 9/30/00 /1/ 1-Year 5.71% Life 5.30%


The performance information for both indices in the graphs begins on 9/30/90 for Class A, 4/30/93 for Class B, 1/31/95 for Class C and 1/31/98 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

9   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's returns may fluctuate and current returns may be less than the results shown as of 9/30/00. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                      Financials








11   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  September 30, 2000

                                                                                         Principal            Market Value
                                                                                           Amount              See Note 1
===========================================================================================================================
Mortgage-Backed Obligations--49.6%
---------------------------------------------------------------------------------------------------------------------------
Government Agency--49.6%
---------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--42.7%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
8%, 10/15/30/1/                                                                  $       15,000,000   $           15,215,700
12%, 6/1/15                                                                                 576,137                  635,342
Series 151, Cl. F, 9%, 5/15/21                                                            1,119,008                1,167,607
Series 1451, Cl. G, 7%, 9/15/06                                                           1,032,946                1,031,325
Series 1541, Cl. H, 7%, 10/15/22                                                          6,500,000                6,467,500
Series 1561, Cl. H, 6.50%, 5/15/08                                                       10,000,000                9,896,800
Series 1585, Cl. J, 6.50%, 10/15/22                                                      12,500,000               12,312,500
Series 1625, Cl. G, 5.75%, 1/15/08                                                        5,000,000                4,932,800
Series 1673, Cl. H, 6%, 11/15/22                                                          5,000,000                4,773,400
Series 1702-A, Cl. PD, 6.50%, 4/15/22                                                     6,250,000                6,162,062
Series 1722, Cl. PJ, 6.50%, 7/15/23                                                       7,000,000                6,726,510
Series 2132, Cl. GA, 6.15%, 2/15/27                                                       3,434,542                3,303,584
Series 2198, Cl. PG, 7%, 12/15/28                                                         5,000,000                4,875,000
Series 2228, Cl. PQ, 7.50%, 8/15/25                                                       8,579,000                8,737,111
Series 2257, Cl. B, 7%, 9/15/30                                                           5,200,000                5,039,125
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
9.25%, 11/1/08                                                                              210,318                  214,691
10%, 12/25/10-8/1/21                                                                      3,673,352                3,894,932
11.50%, 6/1/20-2/1/16                                                                       977,893                1,072,303
11.75%, 1/1/16-4/1/19                                                                       887,922                  975,298
12.50%, 7/1/19                                                                            1,099,038                1,229,120
13%, 8/1/15                                                                               1,399,993                1,581,544
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 2250,
Cl. A, 7%, 12/15/27                                                                       5,966,470                5,895,589
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 164, Cl. A, 7.35%, 3/1/24/2                                                        9,079,708                2,908,344
Series 192, Cl. IO, 8.37%, 2/1/28/2                                                      32,807,559                9,893,530
Series 194, Cl. IO, 10.09%, 4/1/28/2                                                     19,964,141                6,160,809
Series 197, Cl. IO, 9.35%, 4/1/28/2                                                      31,175,515                9,571,857
Series 199, Cl. IO, 21.69%, 8/1/28/2                                                     42,080,442               13,334,240
Series 1991, Cl. PJ, 10.88%, 9/15/27/2                                                    5,542,653                2,371,216
Series 202, Cl. IO, 11.57%, 4/1/29/2                                                     20,260,095                6,464,237
Series 203, Cl. IO, 9.93%, 6/15/29/2                                                     23,212,138                7,558,453
Series 2030, Cl. PE, 10.59%, 2/15/28/2                                                    2,000,000                  733,750
Series 2052, Cl. IB, 10.68%, 4/15/28/2                                                    4,000,000                2,001,250
Series 206, Cl. IO, 10.49%, 12/15/29/2                                                    4,803,228                1,525,775
Series 2197, Cl. PL, 11.66%, 6/15/24/2                                                    3,000,000                  545,625
Series 2220, Cl. PI, 14.28%, 1/15/26/2                                                    4,724,470                1,029,049
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.--Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 28, Cl. PG, 6.875%, 2/25/23                                                        5,500,000                5,348,750


12   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                        Principal                 Market Value
                                                                                          Amount                   See Note 1
-------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn.:
6.50%, 10/25/13/1/                                                               $       32,900,000    $           32,252,199
6.50%, 1/1/29-5/1/29                                                                     52,034,691                49,974,638
7%, 10/25/27/1/                                                                          65,000,000                63,659,700
7%, 7/1/13-4/1/30                                                                        58,119,106                57,109,342
7.50%, 10/1/29/1/                                                                        25,000,000                24,937,500
7.50%, 9/1/29-1/1/30                                                                     21,563,786                21,520,164
9%, 8/1/19                                                                                  204,703                   211,909
9.50%, 11/1/21                                                                              149,403                   155,092
10.50%, 12/1/14                                                                             744,568                   801,225
11%, 11/1/15-7/20/19                                                                      9,726,116                10,614,524
11.25%, 6/1/14-2/15/16                                                                    1,409,862                 1,523,187
11.50%, 10/25/29                                                                          1,487,897                 1,608,789
11.75%, 7/1/11-10/1/14                                                                      113,466                   124,609
12%, 1/1/16-4/15/19                                                                       6,306,947                 7,010,576
12.50%, 8/1/15                                                                              410,307                   469,031
13%, 8/1/10-8/1/26                                                                        2,527,912                 2,869,604
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                                         2,940,000                 3,019,909
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                                     4,000,000                 3,933,720
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
8%, 1/1/23                                                                                  102,874                   104,804
12.50%, 12/1/15                                                                           1,008,328                 1,133,734
Trust 1991-169, Cl. PK, 8%, 10/25/21                                                        476,118                   485,046
Trust 1994-56, Cl. H, 6%, 7/25/22                                                         6,000,000                 5,782,500
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 294, Cl. 2, 9.46%, 2/1/28/2/                                                        3,856,991                 1,168,548
Trust 302, Cl. 2, 9.18%, 6/2/29/2/                                                       48,833,159                15,565,570
Trust G93-15, Cl. JA, 10.67%, 4/25/23/2/                                                  2,617,128                   701,705
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
Trust G, Cl. 2, 11.50%, 3/1/09                                                              968,848                 1,066,334
                                                                                                       ------------------------
                                                                                                                  483,390,687

-------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--6.9%
Government National Mortgage Assn.:
6.50%, 1/15/24-2/20/29                                                                   19,104,948                18,342,589
7%, 1/15/28-8/15/28                                                                       7,444,659                 7,335,675
7.50%, 1/15/28-9/15/28                                                                   22,135,321                22,220,487
8%, 9/15/07-10/15/28                                                                      7,766,085                 7,908,844
8.50%, 8/15/17-9/15/21                                                                   17,980,812                18,620,123
9.50%, 9/15/17                                                                               53,836                    56,105
10.50%, 2/15/16-7/15/21                                                                     995,318                 1,079,240
11%, 11/15/00-10/20/19                                                                    1,853,901                 1,993,875
11.50%, 1/15/13-5/15/13                                                                     198,031                   207,375
13%, 2/15/11-9/15/14                                                                         26,867                    30,523
                                                                                                       ------------------------
                                                                                                                   77,794,836
                                                                                                       ------------------------
Total Mortgage-Backed Obligations (Cost $559,659,121)                                                             561,185,523

13   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                         Principal           Market Value
                                                                                           Amount             See Note 1
===========================================================================================================================
U.S. Government Obligations--51.7%
Federal Home Loan Bank, Unsec. Nts., Series 110, 4.87%, 1/22/02                 $        30,000,000   $        29,413,170
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.25%, 5/15/30                                                                           12,220,000            12,850,100
6.75%, 8/15/26                                                                            4,100,000             4,461,312
8.75%, 5/15/20-8/15/20                                                                    9,100,000            11,807,127
8.875%, 2/15/19                                                                           7,235,000             9,405,500
11.25%, 2/15/15                                                                           1,450,000             2,155,516
STRIPS, 6.53%, 11/15/183                                                                 29,650,000             9,841,784
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.50%, 5/31/03                                                                           50,000,000            49,453,150
5.625%, 2/15/06-5/15/08                                                                  56,400,000            55,452,500
5.75%, 4/30/03-8/15/10                                                                   90,610,000            90,158,277
5.875%, 11/15/04                                                                         17,500,000            17,489,063
6.125%, 12/31/01                                                                        115,600,000           115,491,683
6.375%, 6/30/02                                                                           2,400,000             2,412,751
6.50%, 8/31/01                                                                           43,000,000            43,094,084
6.625%, 5/31/02                                                                          15,900,000            16,039,125
6.75%, 5/15/05                                                                           10,000,000            10,362,500
7%, 7/15/06                                                                              16,500,000            17,355,938
7.50%, 2/15/054                                                                          34,500,000            36,613,125
7.875%, 11/15/044                                                                        37,550,000            40,190,253
8.50%, 11/15/00                                                                           7,800,000             7,819,500
STRIPS, 6.88%, 5/15/093                                                                   6,800,000             4,071,500
                                                                                                      ---------------------
Total U.S. Government Obligations (Cost $585,070,242)                                                         585,937,958
===========================================================================================================================

                                                 Date              Strike                 Contracts
===========================================================================================================================
Options Purchased--0.0%
U.S. Treasury Nts. Futures, 10 yr.,
12/19/00 Call (Cost $98,119)                 10/20/00                102%                       583                36,438
                                                                                          Principal
                                                                                             Amount
===========================================================================================================================
Repurchase Agreements--7.1%
Repurchase agreement with Banc One Capital Markets, Inc., 6.45%, dated 9/29/00, to be repurchased at $80,518,255 on 10/2/00,
collateralized by U.S. Treasury Nts., 5.625%-6.875%, 5/15/01-2/15/07,
with a value of $82,127,997 (Cost $80,475,000)                                  $        80,475,000            80,475,000
---------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,225,302,482)                                            108.4%         1,227,634,919
---------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                         (8.4)          (95,198,680)
                                                                                -------------------------------------------
Net Assets                                                                                   100.0%   $     1,132,436,239
                                                                                ===========================================

14   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments

1. When-issued security to be delivered and settled after September 30, 2000.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $81,533,958 or 7.20% of the Fund's net assets as of September 30, 2000.

3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

4. Securities with an aggregate market value of $23,907,305 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.




15   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES   September 30, 2000
--------------------------------------------------------------------------------

==========================================================================================================================
Assets
Investments, at value (cost $1,225,302,482)--see accompanying statement                           $         1,227,634,919
--------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $91,602,052 sold on a when-issued basis)                                          118,407,099
Interest and principal paydowns                                                                                13,292,877
Shares of beneficial interest sold                                                                              6,889,451
Other                                                                                                              52,618
                                                                                                 -------------------------
Total assets                                                                                                1,366,276,964
==========================================================================================================================
Liabilities

Bank overdraft                                                                                                    478,566
--------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $219,185,197 purchased on a when-issued basis)                               228,340,427
Shares of beneficial interest redeemed                                                                          2,527,541
Dividends                                                                                                       1,242,846
Distribution and service plan fees                                                                                695,326
Daily variation on futures contract                                                                               217,896
Transfer and shareholder servicing agent fees                                                                      99,090
Trustees' compensation                                                                                             10,617
Other                                                                                                             228,416
                                                                                                 -------------------------
Total liabilities                                                                                             233,840,725

==========================================================================================================================
Net Assets                                                                                       $          1,132,436,239
                                                                                                 =========================

==========================================================================================================================
Composition of Net Assets
Paid-in capital                                                                                  $          1,189,165,969
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                             2,483,465
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                      (60,930,184)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                      1,716,989
                                                                                                 -------------------------
Net Assets                                                                                       $          1,132,436,239
                                                                                                 =========================

==========================================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$627,494,855 and 63,160,863 shares of beneficial interest outstanding)                                        $      9.93
Maximum offering price per share (net asset value plus sales charge of
3.50% of offering price)                                                                                      $     10.29
--------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$329,876,559 and 33,210,183 shares of beneficial interest outstanding)                                        $      9.93
--------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$168,665,300 and 17,004,672 shares of beneficial interest outstanding)                                        $      9.92
--------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $6,399,525 and 644,299 shares of beneficial interest outstanding)                               $      9.93

See accompanying Notes to Financial Statements.


16   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS   For the Year Ended September 30, 2000
--------------------------------------------------------------------------------

===============================================================================================================
Investment Income
Interest                                                                                     $      89,061,306

===============================================================================================================
Expenses
Management fees                                                                                      5,131,589
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                              1,611,727
Class B                                                                                              3,604,644
Class C                                                                                              1,847,004
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                843,055
Class B                                                                                                450,649
Class C                                                                                                230,954
Class Y                                                                                                  1,928
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                             79,431
---------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                  20,585
---------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                 12,000
---------------------------------------------------------------------------------------------------------------
Other                                                                                                  473,997
                                                                                             ------------------
Total expenses                                                                                      14,307,563
Less expenses paid indirectly                                                                          (57,076)
                                                                                             ------------------
Net expenses                                                                                        14,250,487

===============================================================================================================
Net Investment Income                                                                               74,810,819

===============================================================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                                        (34,278,909)
Closing of futures contracts                                                                        (4,057,708)
                                                                                             ------------------
Net realized loss                                                                                  (38,336,617)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                21,608,634
                                                                                             ------------------
Net realized and unrealized loss                                                                   (16,727,983)

===============================================================================================================
Net Increase in Net Assets Resulting from Operations                                         $      58,082,836
                                                                                             ==================

See accompanying Notes to Financial Statements.

17   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended September 30,                                                                    2000                   1999
=======================================================================================================================
Operations

Net investment income                                                             $   74,810,819         $   72,872,844
-----------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (38,336,617)            (9,965,241)
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                  21,608,634            (33,958,973)
                                                                                  -------------------------------------
Net increase in net assets resulting from operations                                  58,082,836             28,948,630

=======================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                              (41,661,682)           (42,378,009)
Class B                                                                              (19,543,002)           (18,660,011)
Class C                                                                              (10,037,864)            (9,960,199)
Class Y                                                                                 (274,588)                  (100)

=======================================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                              (99,636,221)           123,299,873
Class B                                                                              (65,784,406)           134,345,727
Class C                                                                              (39,825,740)            73,497,654
Class Y                                                                                6,333,275                 68,029

=======================================================================================================================
Net Assets

Total increase (decrease)                                                           (212,347,392)           289,161,594
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                1,344,783,631          1,055,622,037
                                                                                  -------------------------------------
End of period (including undistributed net investment
income of $2,483,465 and $14,065, respectively)                                   $1,132,436,239         $1,344,783,631
                                                                                  =====================================

See accompanying Notes to Financial Statements.

18   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Class A     Year Ended September 30,                      2000         1999          1998         1997              1996
============================================================================================================================
    Per Share Operating Data

    Net asset value, beginning of period               $     10.03   $    10.37   $     10.30  $     10.26   $         10.44
----------------------------------------------------------------------------------------------------------------------------
    Income (loss) from investment operations:
    Net investment income                                      .64          .63           .67          .73               .75
    Net realized and unrealized gain (loss)                   (.13)        (.35)          .10          .03              (.19)
                                                       ---------------------------------------------------------------------
    Total income from investment operations                    .51          .28           .77          .76               .56
    Dividends and/or distributions to shareholders:
    Dividends from net investment income                      (.61)        (.62)         (.68)        (.71)             (.71)
    Dividends in excess of net investment income                --           --          (.02)          --                --
    Tax return of capital distribution                          --           --            --         (.01)             (.03)
                                                       ---------------------------------------------------------------------
    Total dividends and/or distributions
    to shareholders                                           (.61)        (.62)         (.70)        (.72)             (.74)
----------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                     $      9.93   $    10.03   $     10.37  $     10.30   $         10.26


============================================================================================================================
    Total Return, at Net Asset Value/1/                       5.33%        2.78%         7.70%        7.62%             5.54%

============================================================================================================================
    Ratios/Supplemental Data

    Net assets, end of period (in thousands)           $   627,495   $  734,407   $   634,677  $   524,508   $       436,889
----------------------------------------------------------------------------------------------------------------------------
    Average net assets (in thousands)                  $   673,323   $  696,607   $   584,171  $   443,514   $       393,727
----------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:/2/
    Net investment income                                     6.46%        6.23%         6.52%        7.13%             7.22%
    Expenses                                                  0.83%        0.84%         0.82%/3/     0.87%/3/          0.87%/3/
-----------------------------------------------------------------------------------------------------------------------------
    Portfolio turnover rate                                    121%         141%          161%          68%               71%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

Class B Year Ended September 30,                             2000         1999          1998          1997             1996
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $     10.02   $    10.37   $     10.30   $     10.26  $         10.44
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .57          .56           .60           .66              .67
Net realized and unrealized gain (loss)                      (.12)        (.37)          .09           .02             (.19)
                                                      ----------------------------------------------------------------------
Total income from investment operations                       .45          .19           .69           .68              .48
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.54)        (.54)         (.60)         (.63)            (.63)
Dividends in excess of net investment income                   --           --          (.02)           --               --
Tax return of capital distribution                             --           --            --          (.01)            (.03)
                                                      ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (.54)        (.54)         (.62)         (.64)            (.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $      9.93   $    10.02   $     10.37   $     10.30  $         10.26
                                                      ======================================================================

============================================================================================================================
Total Return, at Net Asset Value/1/                          4.64%        1.91%         6.90%         6.82%            4.74%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $   329,877   $  399,692   $   277,381   $   183,476  $       160,572
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $   360,003   $  351,099   $   210,362   $   171,496  $       147,017
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                                        5.70%        5.48%         5.76%         6.39%            6.46%
Expenses                                                     1.59%        1.59%         1.58%/3/      1.62%/3/         1.62%/3/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       121%         141%          161%           68%              71%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


20   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C   Year Ended September 30,                           2000         1999          19981         1997             1996
============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                  $     10.01   $    10.35   $      10.29   $    10.25       $    10.43
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .57          .56            .59          .66              .66
Net realized and unrealized gain (loss)                      (.12)        (.36)           .09          .02             (.18)
                                                      ----------------------------------------------------------------------
Total income from investment operations                       .45          .20            .68          .68              .48
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.54)        (.54)          (.61)        (.63)            (.63)
Dividends in excess of net investment income                   --           --           (.01)          --               --
Tax return of capital distribution                             --           --             --         (.01)            (.03)
                                                      ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (.54)        (.54)          (.62)        (.64)            (.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $      9.92   $    10.01   $      10.35   $    10.29       $    10.25
                                                      ======================================================================

============================================================================================================================
Total Return, at Net Asset Value/2/                          4.65%        2.01%          6.81%        6.83%            4.71%

============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)              $   168,665   $  210,616   $    143,563   $   73,559       $   45,356
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $   184,442   $  187,226   $    100,604   $   57,506       $   32,349
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                        5.70%        5.47%          5.73%        6.35%            6.34%
Expenses                                                     1.59%        1.59%          1.57%/4/     1.62%/4/         1.64%/4/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       121%         141%           161%          68%              71%

1. Per share amounts calculated on the average shares outstanding during the period.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


21   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y    Year Ended September 30,                                                2000         1999            1998/1/
=======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                       $      10.03   $    10.37       $    10.33
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                               .68          .66              .47
Net realized and unrealized gain (loss)                                            (.13)        (.34)             .06
                                                                           --------------------------------------------
Total income from investment operations                                             .55          .32              .53
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                               (.65)        (.66)            (.47)
Dividends in excess of net investment income                                         --           --             (.02)
Tax return of capital distribution                                                   --           --               --
                                                                           --------------------------------------------
Total dividends and/or distributions
to shareholders                                                                    (.65)        (.66)            (.49)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $       9.93   $    10.03       $    10.37
                                                                           ============================================

=======================================================================================================================
Total Return, at Net Asset Value/2/                                                5.71%        3.15%            5.30%

=======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                                   $      6,400   $       69       $        1
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                          $      4,178   $        2       $        1
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                                              6.78%        6.75%            6.82%
Expenses                                                                           0.51%        0.60%            0.43%/4/
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             121%         141%             161%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.




22   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $127,583,145.


23   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes unused capital loss carryovers as follows:

Expiring
----------------------
2007       $10,940,944
2008        11,073,650
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

24   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in undistributed net investment income of $824,283. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




25    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                    Year Ended September 30, 2000           Year Ended September 30, 1999
                                                     Shares                Amount            Shares                Amount
--------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                             70,936,140         $ 702,318,180        66,430,608         $ 677,416,403
Dividends and/or
distributions reinvested                          3,223,777            31,913,471         3,286,062            33,484,949
Redeemed                                        (84,255,468)         (833,867,872)      (57,682,659)         (587,601,479)
                                                --------------------------------------------------------------------------
Net increase (decrease)                         (10,095,551)        $ (99,636,221)       12,034,011         $ 123,299,873
                                                ==========================================================================

--------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                              9,543,723         $  94,609,502        24,393,651         $ 249,346,429
Dividends and/or
distributions reinvested                          1,425,275            14,108,453         1,338,996            13,629,075
Redeemed                                        (17,633,284)         (174,502,361)      (12,618,209)         (128,629,777)
                                                --------------------------------------------------------------------------
Net increase (decrease)                          (6,664,286)        $ (65,784,406)       13,114,438         $ 134,345,727
                                                ==========================================================================

--------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                              7,188,629         $  71,098,127        15,315,668         $ 156,476,570
Dividends and/or
distributions reinvested                            725,299             7,171,108           740,879             7,532,576
Redeemed                                        (11,949,056)         (118,094,975)       (8,885,658)          (90,511,492)
                                                --------------------------------------------------------------------------
Net increase (decrease)                          (4,035,128)        $ (39,825,740)        7,170,889         $  73,497,654
                                                ==========================================================================

--------------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                              1,038,548         $  10,289,874             6,771         $      67,993
Dividends and/or
distributions reinvested                                 --                    --                 3                    36
Redeemed                                           (401,120)           (3,956,599)               --                    --
                                                --------------------------------------------------------------------------
Net increase                                        637,428         $   6,333,275             6,774         $      68,029
                                                ==========================================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $1,468,351,709 and $1,633,899,401, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,227,699,776 was:

Gross unrealized appreciation             $    14,089,370
Gross unrealized depreciation                 (14,154,227)
                                          ---------------
Net unrealized depreciation               $       (64,857)
                                          ===============

26   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 2000 was an annualized rate of 0.42%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                          Aggregate            Class A        Commissions       Commissions       Commissions
                          Front-End          Front-End         on Class A        on Class B        on Class C
                      Sales Charges      Sales Charges             Shares            Shares            Shares
                         on Class A        Retained by        Advanced by       Advanced by       Advanced by
Year Ended                   Shares        Distributor     Distributor/1/    Distributor/1/    Distributor/1/
-------------------------------------------------------------------------------------------------------------
September 30, 2000       $1,550,393           $441,210           $344,902        $1,874,987          $511,748

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                       Class A                          Class B                           Class C
                           Contingent Deferred              Contingent Deferred               Contingent Deferred
                                 Sales Charges                    Sales Charges                     Sales Charges
Year Ended             Retained by Distributor          Retained by Distributor           Retained by Distributor
-----------------------------------------------------------------------------------------------------------------
September 30, 2000                    $190,871                       $1,171,049                          $124,480

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended


27   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates Continued
September 30, 2000, payments under the Class A plan totaled $1,611,727 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $108,622 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                                            Distributor's     Distributor's
                                                                                Aggregate      Unreimbursed
                                                                             Unreimbursed     Expenses as %
                                 Total Payments        Amount Retained           Expenses     of Net Assets
                                     Under Plan         by Distributor         Under Plan          of Class
------------------------------------------------------------------------------------------------------------
Class B Plan                         $3,604,644             $2,987,490         $6,908,611              2.09%
Class C Plan                          1,847,004                685,003          3,873,792              2.30
============================================================================================================

5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

28   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of September 30, 2000, the Fund had outstanding futures contracts as follows:

                                            Expiration       Number of            Valuation as of       Unrealized
Contract Description                              Date       Contracts         September 30, 2000     Depreciation
--------------------------------------------------------------------------------------------------------------------
Contracts to Sell
U.S. Treasury Nts. Futures, 5 yr.             12/19/00             555                $55,803,516        $(277,328)
U.S. Treasury Nts. Futures, 10 yr.            12/19/00             156                 15,634,125          (12,281)
U.S. Long Bond Futures                        12/19/00             462                 45,579,188         (338,813)
                                                                                                       -------------
                                                                                                         $(628,422)
                                                                                                       =============
====================================================================================================================

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended September 30, 2000.

29    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government
Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP

Denver, Colorado
October 20, 2000


30   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
        None of the dividends paid by the Fund during the year ended September 30, 2000, are eligible for the corporate dividend-received deduction.
        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

31   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

=============================================================================
Officers and Trustees       James C. Swain, Trustee and Chairman of the Board
                            Bridget A. Macaskill, Trustee and President
                            William L. Armstrong, Trustee
                            Robert G. Avis, Trustee
                            George C. Bowen, Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Leslie Falconio, Vice President
                            John S. Kowalik, Vice President
                            Gina Palmieri, Vice President
                            Andrew J. Donohue, Vice President and Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

=============================================================================
Investment Advisor          OppenheimerFunds, Inc.

=============================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

=============================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

=============================================================================
Custodian of                Citibank, N.A.
Portfolio Securities

=============================================================================
Independent Auditors        Deloitte & Touche LLP

=============================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            For more complete information about Oppenheimer Limited-Term Government Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at
                            1.800.525.7048 or visit the OppenheimerFunds
                            Internet website at www.oppenheimerfunds.com.

                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                            Oppenheimer funds are distributed by
                            OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

                            (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

32    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

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